                                                                      EXHIBIT 99

                            FORT BEND HOLDING CORP.

                   FOR IMMEDIATE RELEASE - JANUARY 27, 1998

                           FORT BEND HOLDING CORP.'S
                  THIRD QUARTER FISCAL 1998 EARNINGS RELEASE

Fort Bend Holding Corp. ("FBHC"), parent corporation of Fort Bend Federal Savings and Loan Association of Rosenberg ("FBF"), today announced net earnings of $492,000, or $0.30 earnings per common share, for the third fiscal quarter ended December 31, 1997. This compares to net earnings of $417,000, or $0.25 earnings per common share, for the same quarter in fiscal 1997. This represents a 20% increase in earnings per common share from quarter to quarter. Net income for the nine months ended December 31, 1997 was $1,514,000, or $0.91 earnings per common share. This compares to net income of $244,000, or $0.15 earnings per common share for the nine months ended December 31, 1996. Earnings per common share-assuming dilution for the quarter ended December 31, 1997 were $0.23 compared to $0.21 for the quarter ended December 31, 1996. This represents a 9.5% increase in earnings per common share-assuming dilution from quarter to quarter. Earnings per common share-assuming dilution for the nine months ended December 31, 1997 and 1996 were $0.71 and $0.14, respectively.

On August 21, 1997, FBHC declared a 2-for-1 stock split, payable October 1, 1997, in the form of a 100% stock dividend to shareholders of record on September 11, 1997. In December 1997, FBHC adopted the provisions of Statement of Financial Accounting Standards No. 128, "Earnings per Share" (Statement 128). Statement 128 specifies the computation, presentation, and disclosure requirements of earnings per share for entities with publicly held common stock. It replaces the presentation of primary earnings per share with a presentation of basic earnings per share and fully diluted earnings per share with diluted earnings per share. All earnings per share data is stated to reflect the split and the adoption of Statement 128.

The significant earnings increase for the year to date for fiscal 1998 as compared to fiscal 1997 is partially attributable to the special assessment of $1,493,000 recorded by FBHC on September 30, 1996 as a result of the Economic Growth and Regulatory Paperwork Reduction Act. This special assessment was levied against all savings and loans and amounted to 65.7 basis points on the Savings Association Insurance Fund ("SAIF") deposit assessment base as of March 31, 1995. Before the after-tax effect of the one time SAIF special assessment, earnings for the nine months ended December 31, 1996 would have been $1,229,000. Therefore, earnings excluding this nonrecurring charge increased 23% for the year to date for fiscal 1998. Also contributing to increased earnings for the fiscal year to date have been the results of FBF's single family, construction lending, loan servicing, and the activity of FBF's subsidiary, Mitchell
Mortgage Company, L.L.C. ("MMC").

Partially offsetting the increase in earnings from the above sources has been the non-cash charge to earnings for the appreciation in FBHC's shares released from collateral on the Employee Stock Ownership Plan (ESOP) debt. The non-cash charge to earnings for the appreciation is shares released under the ESOP increased $100,000 to $149,000, which represents $0.09 per common share outstanding, for the three months ended December 31, 1997 compared to $49,000 for the same period in fiscal 1997. For the nine months ended December 31, 1997, the non-cash charge to earnings for the appreciation in shares released under the ESOP increased $300,000 to $383,000, which represents $0.23 per common share outstanding, compared to $83,000 for the same period in fiscal 1997.

Fort Bend Holding Corp.
Third Quarter Fiscal 1998 EARNINGS RELEASE
Page 2 of 2

Because of the strong earnings performance, the Board of Directors has announced that FBHC will pay a quarterly cash dividend of $0.10 per share for the quarter ended December 31, 1997. The dividend will be payable on March 4, 1998 to shareholders of record on February 11, 1998. This is the Company's seventeenth consecutive quarterly cash dividend.

FBHC's net interest income after provision for loan losses was $2,261,000 for the quarter ended December 31, 1997 compared to $1,813,000 for the quarter ended December 31, 1996. Net interest income reflected an increase in average interest-earning assets to $289 million from $258 million for the quarter ended December 31, 1997 and 1996, respectively. The acquisition of 51% of MMC contributed average interest-earning assets of approximately $29 million. The acquisition of FirstBanc Savings in August 1996 initially contributed interest-earning assets of approximately $20 million. Total noninterest income increased by $1,272,000 for the quarter ended December 31, 1997 compared to the quarter ended December 31, 1996. The increase was primarily due to MMC's loan fee income, loan servicing income and gain on sale of loans totaling $1,261,000.

Fort Bend Holding Corp. serves Fort Bend, Harris, Wharton, Waller and Montgomery counties in Southeast Texas through its subsidiary, Fort Bend Federal Savings and Loan headquartered in Fort Bend County and FBF's subsidiary Mitchell Mortgage Company, L.L.C. located in The Woodlands. Fort Bend Federal's market area is located in the largest metropolitan area of Texas and the eighth largest in the United States. The Corporation's stock is traded on the Nasdaq National Market under the symbol "FBHC".

                                      ###
      For more information, contact: Lane Ward, Vice Chairman, President and CEO at (281) 342-5571

                            FORT BEND HOLDING CORP.
                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                  (UNAUDITED)


ASSETS                                                                                       DECEMBER 31, 1997       MARCH 31, 1997
Cash and due from banks                                                                       $      6,359,405        $   6,369,675
Short-term investments                                                                              19,469,753           14,220,516
Certificates of deposit                                                                                200,000              200,000
                                                                                               ---------------         ------------
        TOTAL CASH AND CASH EQUIVALENTS                                                             26,029,158           20,790,191

Investment securities available for sale, at market                                                  2,929,332            2,810,270
Investment securities held to maturity (estimated market value of
 $9,956,652 and $10,789,440 at December 31, 1997 and
 March 31, 1997, respectively)                                                                      10,241,277           11,234,763
Mortgage-backed securities available for sale, at market                                               380,092              520,869
Mortgage-backed securities held to maturity (estimated market value of $87,091,439 and $96,684,430 at December 31, 1997
 and March 31, 1997, respectively)                                                                  86,882,448           97,084,501
Loans held for sale                                                                                 10,345,178            2,660,415
Loans receivable, net                                                                              146,022,337          138,227,705
Accrued interest receivable                                                                          1,893,819            1,816,415
Real estate, net                                                                                        90,021              470,996
Federal Home Loan Bank stock, at cost                                                                1,487,000            1,933,000
Premises and equipment, net                                                                          4,818,173            4,970,011
Mortgage servicing rights, net                                                                       7,212,502            7,537,571
Prepaid expenses and other assets                                                                    2,808,938            3,398,198
Deferred income taxes                                                                                  308,240              305,961
Goodwill, net                                                                                        1,279,740            1,319,232
                                                                                               ---------------         ------------
        TOTAL ASSETS                                                                          $    302,728,255        $ 295,080,098
                                                                                               ===============         ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Deposits                                                                                   $    255,726,406        $ 250,218,152
   Convertible Subordinated Debentures                                                              11,970,000           12,080,000
   Borrowings                                                                                        3,998,630            4,226,676
   Advances from borrowers for taxes and insurance                                                   4,286,347            4,750,945
   Accounts payable, accrued expenses and other liabilities                                          3,612,468            2,868,177
                                                                                               ---------------         ------------
        TOTAL LIABILITIES                                                                          279,593,851          274,143,950
                                                                                               ---------------         ------------
Minority interest in consolidated subsidiary                                                         2,642,878            2,508,214
                                                                                               ---------------         ------------
Stockholders' equity:
   Serial preferred stock, $.01 par value - 1,000,000 shares authorized, none outstanding
   Common Stock $.01 par value, 4,000,000 shares authorized,
    1,844,406 shares issued and 1,668,058 shares outstanding at
    December 31, 1997 and 1,820,950 shares issued and 1,644,602
    shares outstanding at March 31, 1997                                                                18,444               18,209
   Additional paid-in capital                                                                        9,366,579            8,695,882
   Unearned employee stock ownership plan shares                                                      (118,078)            (307,125)
   Deferred compensation                                                                               (98,469)             (82,324)
   Net unrealized appreciation (depreciation) on available for
    sale securities                                                                                      6,931               (6,107)
   Retained earnings (substantially restricted)                                                     12,772,620           11,565,900
   Treasury stock, at cost - 176,348 shares                                                         (1,456,501)          (1,456,501)
                                                                                               ---------------         ------------
        TOTAL STOCKHOLDERS' EQUITY                                                                  20,491,526           18,427,934
                                                                                               ---------------         ------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $    302,728,255        $ 295,080,098
                                                                                               ===============         ============

                            FORT BEND HOLDING CORP.
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                                      THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                                         DECEMBER 31,                            DECEMBER 31,
                                                                     1997            1996                    1997            1996
INTEREST INCOME:
     Loans                                                       $ 3,256,070     $ 2,673,173             $ 9,987,360     $ 7,193,460
     Short-term investments                                          495,410         256,338               1,090,793         675,319
     Investment securities                                           194,582         214,074                 651,308         564,602
     Mortgage-backed securities                                    1,459,354       1,701,684               4,558,667       5,286,844
                                                                 -----------     -----------             -----------     -----------
        TOTAL INTEREST INCOME                                      5,405,416       4,845,269              16,288,128      13,720,225
                                                                 -----------     -----------             -----------     -----------
INTEREST EXPENSE:
     Deposits                                                      2,826,982       2,643,474               8,282,277       7,430,780
     Borrowings                                                      317,046         329,035                 977,898         994,729
                                                                 -----------     -----------             -----------     -----------
        TOTAL INTEREST EXPENSE                                     3,144,028       2,972,509               9,260,175       8,425,509
                                                                 -----------     -----------             -----------     -----------
        NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES       2,261,388       1,872,760               7,027,953       5,294,716

PROVISION FOR LOAN LOSSES                                                 --          60,000                  77,980         128,000
                                                                 -----------     -----------             -----------     -----------
        NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        2,261,388       1,812,760               6,949,973       5,166,716
                                                                 -----------     -----------             -----------     -----------

NONINTEREST INCOME:
        Loan fees and charges                                        950,591         160,387               2,431,645         404,897
        Loan servicing income, net                                   353,414         112,787                 925,949         328,905
        Service charges on deposit accounts                          231,955         216,805                 662,290         545,437
        Gain on sale of loans                                        308,312          91,237                 561,763         197,536
        Other income                                                 147,641         138,959                 464,149         406,497
                                                                 -----------     -----------             -----------     -----------
        TOTAL NONINTEREST INCOME                                   1,991,913         720,175               5,045,796       1,883,272
                                                                 -----------     -----------             -----------     -----------

NONINTEREST EXPENSES:
     Compensation and benefits                                    1,970,696        1,030,093               5,523,127       2,800,513
     Office occupancy and equipment                                 447,742          290,975               1,330,806         720,520
     Federal insurance premiums                                      43,441          110,092                 123,711         367,681
     Data processing fees                                           151,413           68,888                 408,071         179,623
     Savings Association Insurance Fund Assessment                       --               --                      --       1,492,686
     Insurance and surety bond expense                               36,279           34,571                 110,707         106,110
     Other                                                          691,054          405,439               1,837,099       1,075,290
                                                                 -----------     -----------             -----------     -----------
        TOTAL NONINTEREST EXPENSES                                 3,340,625       1,940,058               9,333,521       6,742,423
                                                                 -----------     -----------             -----------     -----------
     INCOME BEFORE INCOME TAX AND MINORITY INTEREST                  912,676         592,877               2,662,248         307,565

INCOME TAX PROVISION                                                 263,741         175,709                 811,209          63,509
                                                                 -----------     -----------             -----------     -----------
INCOME BEFORE MINORITY INTEREST                                      648,935         417,168               1,851,039         244,056

MINORITY INTEREST IN NET INCOME OF CONSOLIDATED
  SUBSIDIARY                                                         157,414              --                 337,034              --
                                                                 -----------     -----------             -----------     -----------
NET INCOME                                                       $   491,521     $   417,168             $ 1,514,005     $   244,056
                                                                 ===========     ===========             ===========     ===========
EARNINGS PER COMMON SHARE                                        $      0.30     $      0.25             $      0.91     $      0.15
                                                                 ===========     ===========             ===========     ===========
EARNINGS PER COMMON SHARE - ASSUMING DILUTION                    $      0.23     $      0.21             $      0.71     $      0.14
                                                                 ===========     ===========             ===========     ===========
DIVIDENDS PER COMMON SHARE                                       $      0.10     $      0.04             $      0.19     $      0.11
                                                                 ===========     ===========             ===========     ===========